Exhibit 10.27

HUIPU ELECTRONICS (SHENZHEN) CO., LTD
Add: Block R2-A2, South District, High-tech Park,
Nanshan District, Shenzhen City
Tel 0755-26984710 Fax: 0755-2698740
Web: www.huipu.com.cn

HUIPU ELECTRONICS (SHENZHEN) CO., LTD

General Purchase Contract

Buyer: Huipu Electronics (Shenzhen) Co., Ltd.	Contract No. HPC200826002
Seller: iASPEC Software Co., Ltd.	Date: August 26, 2008

NO.	Items	Descriptions	Quantity	Unit Price	Sub-Total
(BMB)
1	19W Widescreen	LCD/No DVI/No	58,800.00	(Omitted and	(Omitted and
		Speaker/All black		Filed Separately	Filed Separately
				with the SEC)	with the SEC)

2	15” LCD TV	HITACH	1,243.00	(Omitted and	(Omitted and
				Filed Separately	Filed Separately
				with the SEC)	with the SEC)

3	26” LCD TV	All Weiguan	2,000.00	(Omitted and	(Omitted and
		Inventory		Filed Separately	Filed Separately
				with the SEC)	with the SEC)

4	40” LCD TV	All Weiguan	2,000.00	(Omitted and	(Omitted and
		Inventory		Filed Separately	Filed Separately
				with the SEC)	with the SEC)

Total					(Omitted and
Filed Separately
with the SEC)

Remarks:

1.	Delivery date: Sep 1-Sep 30, 2008 (Specific delivery date to be notified).

2.	Quality standards: In accordance with the standard protocol signed by both parties.

3.	Trade terms: FOB ShenZhen.

4.	Payment terms: L/C at sight.

5.	Inspection and Demurs: Within three days from the goods delivered to the Buyer’ factory.

6.	Spare parts: None.

7.	Packing: PE Bag

8.

Enforcibility and Dispute Settlement: Facsimile of the Contract upon execution by both parties shall be deemed equally authentic. The Contract is governed by PRC Law. All disputes in connection with this contract or the execution thereof shall be settled at the court of Shenzhen Nanshan District.

Buyer:	Seller:
Huipu Electronic (Shenzhen) Co., Ltd	iASPEC Software Co., Ltd.
SIGNATURE	SIGNATURE
………………………………………	………………………………………
Lu Zhi Duan	Ding Quan
Date: August 26, 2008	Date: August 26, 2008